UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 1, 2005, Ramtron International Corporation (the "Company") retired its outstanding 5 year, 5% fixed rate, convertible debentures with Bramwell Capital Corporation, Alexandra Global Master Fund, Ltd. and Infineon Technologies, A.G., which had been due in March 2007. The Company paid a total of approximately $4.9 million, including the aggregate principal and an aggregate premium payment representing future interest payments, to retire the debt early. The six-year warrants to purchase approximately 779,000 shares of Ramtron common stock at $3.04 per share that were issued with the debentures will remain in effect. Ramtron anticipates taking a pre-tax charge of approximately $1.6 million for the third quarter of 2005, of which $1.2 million is expected to be non cash, to account for costs associated with the debt repayment.

The debentures, which had been issued on March 28, 2002 pursuant to securities purchase agreements, were secured by a Deed of Trust on the Company's headquarters facility in Colorado Springs, Colorado and by a security interest in certain of the Company's accounts receivable and patents. The Company terminated the provisions of the securities purchase agreements and related security agreements concurrently with the debentures, except for certain obligations relating to the six-year common stock warrants that were issued to the investors concurrently with the debentures.

The convertible debentures securities purchase agreements and related agreements were filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 28, 2002, and the description of the material terms of debentures is included with the Company's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 16, 2005, which description is incorporated by reference herein.

There are no material relationships between the Company and its affiliates, on the one hand, and Bramwell Capital Corporation and Alexandra Global Master Fund, Ltd., on the other.

There is a material relationship between the Company and its affiliates, on the one hand, and Infineon Technologies, A.G. on the other. Infineon Technologies AG is a principal stockholder of the Company.

The Company issued a press release on July 7, 2005 announcing the retirement of its outstanding convertible debentures. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated July 7, 2005.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated July 7, 2005

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